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                                                                    EXHIBIT 21.1


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                           Subsidiaries of
               American Medical Systems Holdings, Inc.                       Jurisdiction of Incorporation
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
American Medical Systems, Inc.                                                         Delaware
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American Medical Systems Australia Pty. Ltd.                                           Australia
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American Medical Systems Benelux B.V.B.A.                                               Belgium
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American Medical Systems Canada Inc.                                                    Canada
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American Medical Systems France S.a.r.l.                                                France
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American Medical Systems Deutschland GmbH                                               Germany
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American Medical Systems Iberica S.L.                                                    Spain
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American Medical Systems U.K. Ltd.                                                  United Kingdom
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AMS Research Corporation                                                               Delaware
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AMS Sales Corporation                                                                  Delaware
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Influence Medical Technologies, Ltd.                                                    Israel
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